Exhibit 10.7

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made and entered into as of December 20, 2012, by and among Xtera Communications, Inc., a Delaware corporation (the “Company”), and the investors set forth on Exhibit A attached to this Agreement (each an “Investor” and collectively, the “Investors”).

RECITALS

The Company desires to sell to the Investors, and the Investors desire to purchase from the Company, Convertible Promissory Notes, in the form attached as Exhibit B (the “Notes”), in the aggregate principal amount of up to $10,200,000 on the terms and conditions set forth in this Agreement (the “Bridge Financing”).

AGREEMENT

In consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:

Section 1 AUTHORIZATION AND SALE.

1.1 Authorization. The Company has duly authorized the issuance and sale, pursuant to the terms of this Agreement, of the Notes, against payment of the purchase price therefor.

1.2 Subscription. Upon the terms and subject to the conditions set forth in this Agreement, each Investor, severally and not jointly, hereby irrevocably subscribes for and agrees to purchase at the Closings (as defined below) the Notes as set forth on Exhibit A. Each Investor shall pay the amount set forth on Exhibit A in full by wire transfer of immediately available funds to the Company or by cancellation of indebtedness. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Notes or shares of capital stock of the Company into which the Notes are convertible (the “Note Shares,” and together with the Notes, the “Securities”) to any person who is a resident of a jurisdiction in which the issuance of any of the Securities would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

1.3 Closing.

(a) First Closing. The first closing of the purchase and sale of the Notes hereunder (the “First Closing”) shall take place on the date first set forth above, at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701.

(b) Additional Closings. Additional closings (each an “Additional Closing” and together with the First Closing, the “Closings”) shall take place from time to time within the 60 day period following the First Closing. At such Additional Closings, the Company may sell Notes to holders of the Preferred Stock of the Company who are “Accredited Investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such purchases of

Notes shall be made on the terms and conditions set forth in this Agreement, including, without limitation, satisfaction of the representations and warranties by the Investors set forth in Section 3. Such purchases of Notes shall be made by each subsequent purchaser by executing a counterpart signature pages to this Agreement and the Security Agreement and by executing Subordination Agreements with each of the Senior Lenders. Any purchasers pursuant to this Section 1.3 shall be deemed to be “Investors” under this Agreement. Each sale of additional Notes pursuant to this Section 1.3 shall be deemed an “Additional Closing” and Exhibit A hereof shall be updated to reflect the Notes purchased at each Additional Closing. Attached hereto as Exhibit C is a schedule identifying each holder of Preferred Stock’s pro rata interest of a $10,000,000 financing.

1.4 Separate Sales. The Company’s agreement with each of the Investors is a separate agreement, and the sale of the Notes to each of the Investors is a separate sale.

1.5 Subordination. On or before the Closing, each Investor that is not already a party thereto, agrees to execute the Subordination Agreements in favor of Horizon Funding Company LLC and Silicon Valley Bank (the “Senior Lenders”) in the form attached hereto as Exhibit D and Exhibit E (the “Subordination Agreements”).

Section 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Investors that:

2.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing and in good standing, under the laws of the State of Delaware. The Company has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement, the Notes (this Agreement, the Notes are referred to collectively in this Agreement as the “Transaction Agreements”), and any other agreements contemplated by Transaction Agreements, to own and operate its properties and assets, and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is presently qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Company’s business, properties, prospects, or financial condition.

2.2 Due Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery, and performance of all obligations of the Company under the Transaction Agreements has been taken or shall be taken prior to the Closing, and this Agreement constitutes, and the Notes when executed and delivered shall constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies, and shall be free of any liens, encumbrances, or restrictions on transfer (other than those created or contemplated by the Transaction Agreements or under applicable state and/or federal securities laws).

2.3 Valid Issuance of Notes.

(a) The Notes, when issued and paid for as provided in this Agreement, shall be duly authorized and validly issued, fully paid, and nonassessable.

(b) Based in part on the representations made by the Investors in Section 3, the Notes (assuming no change in applicable law and no unlawful distribution of the Securities by the Investors or any other parties) are exempt from the registration and prospectus delivery requirements of the Securities Act or any applicable State Securities Laws.

(c) The Company has not offered any Notes, or substantially similar securities of the Company, for sale to, or solicited any offers to buy from, or otherwise approached or negotiated with, any persons other than the Investors and other existing holders of capital stock of the Company. The Company has not taken any action that shall cause the issuance, sale, and delivery of any of the Notes to constitute a violation of the Securities Act or any applicable State Securities Laws.

2.4 Governmental Consents. No consent, approval, order, or authorization of or registration, qualification, designation, declaration, or filing with, any federal, state, or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver, and perform its obligations under the Transaction Agreements except for such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings shall, in the case of qualifications, be effective on the Closing and shall, in the case of filings, be made within the time prescribed by law.

2.5 Noncontravention. The execution, delivery, and performance of the Transaction Agreements and the consummation of the transactions contemplated by this Agreement and by the Transaction Agreements shall not (i) result in any violation or default or be in conflict with or result in a violation or breach of the Company Charter or the Bylaws or any material judgment, order, writ, decree, statute, law, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of the Company (other than any lien arising under the Transaction Agreements) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

2.6 Litigation. There is no material action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company. To the Company’s knowledge, there is no legitimate basis for or threat of an action, suit, or proceeding, or governmental inquiry or investigation, against the Company that could reasonably be expected to have a material adverse effect on the Company’s business, properties or financial condition. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding initiated by the Company currently pending or which the Company currently intends to initiate.

Section 3 REPRESENTATIONS, WARRANTIES, AND CERTAIN AGREEMENTS OF THE INVESTORS. Each Investor represents and warrants to, and agrees with, the Company, severally and not jointly and only with respect to itself, that:

3.1 Authorization. The Investor has full power and authority to enter into this Agreement and this Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as may be limited by the effect of rules of law governing the availability of equitable remedies.

3.2 Purchase for Own Account. The Securities shall be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution of the Securities within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. If other than an individual, the Investor also represents that it has not been formed for the specific purpose of acquiring the Securities.

3.3 Exempt Offering. The Investor acknowledges that the Securities have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of the Investors contained in this Agreement.

3.4 Disclosure of Information. The Investor believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase any Notes pursuant to this Agreement. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

3.5 Investment Experience. The Investor has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Notes.

3.6 Accredited Investor Status. The Investor is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect. In the event that an investor questionnaire has been completed by the Investor in connection with the purchase of Notes pursuant to this Agreement, the information and responses supplied by the Investor on such investor questionnaire are true and correct, in each case as of the date of this Agreement.

3.7 Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the Securities Act inasmuch as they are being (or shall be) acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations under the Securities Act such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed by SEC Rule 144 and by the Securities Act. The Investor understands that the Company is under no obligation to register any of the Securities sold under this Agreement except as may be provided with respect to the Note Shares at the closing of the Qualified Financing. The Investor understands that no market now exists for any of the Securities, and that it is uncertain whether a market, public or otherwise, shall ever exist for the Securities.

3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, the Investor shall, at the expense of the Investor or its transferee, furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition shall not require registration of such Securities under the Securities Act.

Notwithstanding the provisions of Sections 3.8(a) and (b) above, no such registration statement or opinion of counsel shall be required for: (i) any transfer of any Securities in compliance with SEC Rule 144 (it being agreed that the Company shall have the right to receive evidence satisfactory to it regarding compliance with such Rule or any successor or analogous rule prior to the registration of any such transfer) or (ii) any transfer of any Securities by an Investor that is a partnership to another partnership that is affiliated with the Investor, to a partner or retired partner in the Investor, to the estate of any such partner or retired partner, or to a trust for the benefit of such partner or retired partner or the spouse or lineal descendants of such partner or retired partner or the transfer by gift or intestate succession of any such partner or retired partner to his or her spouse; provided that in each of the foregoing cases the transferee shall, prior to giving effect to such transfer, agree in writing to be subject to the terms of this Section 3.8 to the same extent as if the transferee were an original Investor under this Agreement.

3.9 Legends. It is understood that the instruments evidencing the Securities shall bear legends substantially similar to the legends set forth below (in addition to any legend required under applicable state securities laws):

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF STOCKHOLDER’S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.”

(b) Any other legends required by State Securities Laws applicable to any individual Investor or under any agreement to which the Investor is a party to with the Company.

Section 4 COVENANTS.

4.1 “Market Stand-Off” Agreement. Each Investor agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Securities or other shares of stock of the Company then owned by such Investor (other than to donees or partners of the Investor who agree to be similarly bound) for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

(a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering;

(b) all executive officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements; and

(c) any release by the Company or an underwriter of any party mentioned in Section 4.1 (b) above from the above restrictions shall have no effect unless each such person is released from such restrictions to the same extent.

The obligations described in this Section 4.1 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Securities (or other securities) subject to the foregoing restriction until the end of such 180 day period.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 4.1 and to impose stop-transfer instructions with respect to the Securities and such other shares of stock of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

4.2 Corporate Existence; Good Standing; Going Concern. The Company shall preserve and maintain its corporate existence in the State of Delaware and all of its licenses, privileges and franchises and other rights necessary or desirable in the normal course of its businesses, except to the extent that the failure to preserve and maintain its corporate existence and such rights would not have a material adverse effect on the financial condition, properties, business or prospects of the Company. The Company shall qualify to do business and shall be and remain in good standing in each jurisdiction in which the nature of its business requires it to be so qualified, or in which failure to be so qualified and in good standing would have a material adverse effect on the financial condition, properties or business of the Company.

4.3 Compliance with Laws. The Company shall comply with all governmental requirements, except where the failure to do so would not have a material adverse effect on the financial condition, properties, business or prospects of the Company. The Company shall pay and discharge when due any and all indebtedness, obligations, assessments and real and personal property taxes, including, but not limited to, federal and state income taxes, except as may be subject to good faith contest or as to which a bona fide dispute may arise.

4.4 Debt Arrangements. The Company shall not enter into any further debt arrangements or modify any existing debt arrangements with the Senior Lenders that shall rank senior to the Notes, except with the consent of the Requisite Majority Holders.

Section 5 CONDITIONS.

5.1 Conditions to the Obligations of the Investors at Closing. The obligation of each Investor to purchase a Note at the Closing is subject to the fulfillment, or the waiver by such Investor, of the following conditions on or before the Closing.

(a) The representations and warranties in Section 2 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) The Company shall have entered into a Security Agreement with the Investors in substantially the form attached hereto as Exhibit F and shall perfect such security interest immediately following the Closing.

(c) The Company shall have obtained waivers of any applicable antidilution adjustments and preemptive rights with respect to the issuance of the Securities; provided that no such waiver of antidilution adjustment shall be required to the extent that the Notes are converted in connection with the Qualified Financing (as defined in the Notes) where antidilution adjustments are not otherwise waived.

(d) The Company shall have performed and complied with all agreements and conditions in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

(e) All approvals of the Company’s Board and stockholders necessary for performance of the transactions contemplated by the Transaction Agreements shall have been obtained.

5.2 Conditions to the Obligations of the Company at Closing. The obligations of the Company to issue and sell Notes to an Investor at the Closing are subject to the fulfillment, or the waiver by the Company, of the following conditions on or before the Closing.

(a) The representations and warranties of the Investors in Section 3 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) All approvals of the Company’s Board and stockholders necessary for performance of the transactions contemplated by the Transaction Agreements shall have been obtained.

Section 6 GENERAL PROVISIONS.

6.1 Survival of Representations and Warranties. The representations, warranties, and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

6.2 Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement (including permitted transferees of any Securities).

6.3 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware.

6.5 Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

6.6 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, subsections, exhibits, and schedules shall, unless otherwise provided, refer to sections and subsections of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.

6.7 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at 500 W. Bethany Drive, Suite 100, Allen, Texas 75013, Attention: Paul J. Colan, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties, with a copy (which shall not constitute notice) to DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas, 78701 Attention: Samer Zabaneh.

If to an Investor, at its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company by giving five days advance written notice. Notices provided in accordance with this Section 6.7, shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

6.8 No Finder’s Fees. Each party represents that it neither is nor shall be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Investor, severally and not jointly, agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9 Attorneys’ Fees and Expenses. At the First Closing, the Company shall pay reasonable fees and expenses of the Investors, not to exceed $15,000 in aggregate.

6.10 Amendments and Waivers. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding at least two-thirds (2/3) of the aggregate principal amount of the Notes (the “Requisite Majority Holders”). Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon each Investor and the Company; provided, however, that no amendment will be effective to increase an Investor’s financial obligation without such Investor’s consent.

6.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.12 Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.

6.13 Further Assurances. From and after the date of this Agreement, upon the request of the Investors or the Company, the Company and the Investors shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.14 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Investor upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any Investor of any breach or default under this Agreement or any waiver on the part of any Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Investor, shall be cumulative and not alternative.

6.15 Confidentiality. Except as required by law, each Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary, or secret information which such Investor may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement or in the Transaction Agreements, unless such information is known, or until such information becomes known, to the public; provided that an Investor may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Securities from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 6.15, or (iii) to any affiliate of such Investor or to a partner or shareholder of such Investor.

6.16 Waiver of Conflicts. Each party to this Agreement acknowledges that DLA Piper US LLP (“DLA”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Investors or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Investors or their affiliates in matters of a similar nature to the Financing. DLA Piper believes that its representation of the Company in the Financing will not adversely affect its relationship with those of the Investors who are clients of DLA, and that its representation of those Investors in matters unrelated to the Financing will not adversely affect DLA’s representation of the Company in the Financing. The applicable rules of professional conduct require that DLA inform the parties hereunder of this dual representation and obtain their consent to DLA’s representation of the Company, and their waiver of the conflict of interest which arises from their representation of the Company adverse to any of the Investors who are clients of DLA. DLA has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and each Investor hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, DLA has represented solely the Company, and not any Investor or any stockholder, director or employee of the Company or any Investor; (c) gives its informed consent to DLA’s representation of the Company in the Financing; and (d) represents that it has had the opportunity to be, or has been, represented by independent counsel in giving the waivers contained in this Section 6.16.

6.17 NO DEMAND. No Investor shall demand or receive from the Company (and the Company shall not pay to such Investor) all or any part of the Notes, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will any Investor accelerate payment under the Note, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Company, without the written consent of the Requisite Majority Holders, except upon the occurrence of a Liquidation Event as set forth in Section 3 of the Notes. This provision shall be binding upon each of the Investors notwithstanding, and shall prevail over, any provision of the Notes permitting an Investor to demand repayment of the Note.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

/s/ James R. Adox
Name:	James R. Adox

Address:

Email:

If Entity:

(Name of Entity)

By:

Name:

Title:

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

SPOUSAL CONSENT

The spouse of the Investor executing the foregoing Note Agreement (or the counterpart signature page above) is aware of, understands, and consents to the provisions of the Note Purchase Agreement and its binding effect upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with an Investor for any reason shall not have the effect of removing any shares of capital stock subject to the Note Purchase Agreement from the coverage of the Note Purchase Agreement and that his or her awareness, understanding, consent, and agreement is evidenced by his or her signature below.

By:	/s/ Ashley S. G. Adox
Name:	Ashley S. G. Adox

SPOUSAL CONSENT TO NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

/s/ Stuart Barnes
Name:	Stuart Barnes

Address:

Email:

If Entity:

(Name of Entity)

By:

Name:

Title:

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

SPOUSAL CONSENT

The spouse of the Investor executing the foregoing Note Agreement (or the counterpart signature page above) is aware of, understands, and consents to the provisions of the Note Purchase Agreement and its binding effect upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with an Investor for any reason shall not have the effect of removing any shares of capital stock subject to the Note Purchase Agreement from the coverage of the Note Purchase Agreement and that his or her awareness, understanding, consent, and agreement is evidenced by his or her signature below.

By:	/s/ Catherin Barnes
Name:	Catherine Barnes

SPOUSAL CONSENT TO NOTE PURCHASE AGREEMENT

INVESTORS:

/s/ Jeanne Ann Bayless
Jeanne Ann Bayless

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

/s/ Jon W. Bayless, Jr.
Jon W. Bayless, Jr.

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

CHRISTIAN A.R. BAYLESS TRUST

By:	/s/ Rebecca Bayless
Name:	Rebecca Bayless
Title:	Trustee

W. ANDREW BAYLESS TRUST

By:	/s/ Rebecca Bayless
Name:	Rebecca Bayless
Title:	Trustee

/s/ Rebecca Bayless
Rebecca Bayless

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DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Hayden H. Harris Living Trust 3/6/98
(Name of Entity)

By:	/s/ Hayden Harris

Name:	Hayden Harris

Title:	Trustee

Address:

Email:

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DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

/s/ Russell A. Johnson
Name:	Russell A. Johnson

Address:

Email:

If Entity:

(Name of Entity)

By:

Name:

Title:

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

SPOUSAL CONSENT

The spouse of the Investor executing the foregoing Note Agreement (or the counterpart signature page above) is aware of, understands, and consents to the provisions of the Note Purchase Agreement and its binding effect upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with an Investor for any reason shall not have the effect of removing any shares of capital stock subject to the Note Purchase Agreement from the coverage of the Note Purchase Agreement and that his or her awareness, understanding, consent, and agreement is evidenced by his or her signature below.

By:	/s/ Colene R. Johnson
Name:	Colene R. Johnson

SPOUSAL CONSENT TO NOTE PURCHASE AGREEMENT

INVESTORS:

/s/ Jon W. Bayless
Jon W. Bayless

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Newbury Ventures III, L.P.
(Name of Entity)
By:	Newbury Venture Partners III, LLC
Its General Partner

By:	/s/ Bruce J. Bauer

Name:	Bruce J. Bauer

Title:	Sr. Managing Director

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Newbury Ventures III GmbH and Co KG
(Name of Entity)
By:	Newbury Venture Partners III, LLC
Its Managing Limited Partner

By:	/s/ Bruce J. Bauer

Name:	Bruce J. Bauer

Title:	Sr. Managing Director

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Newbury Ventures Cayman III, L.P.
(Name of Entity)
By:	Newbury Venture Partners III, LLC
Its General Partner

By:	/s/ Bruce J. Bauer

Name:	Bruce J. Bauer

Title:	Sr. Managing Director

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Newbury Ventures Executives III, L.P.
(Name of Entity)
By:	Newbury Venture Partners III, LLC
Its General Partner

By:	/s/ Bruce J. Bauer

Name:	Bruce J. Bauer

Title:	Sr. Managing Director

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Rell Family Partners Ltd.
(Name of Entity)

By:	/s/ Richard D. Frasch

Name:	Richard D. Frasch

Title:

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

SEVIN ROSEN FUND VII L.P.

By:	SRB Associates VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

SEVIN ROSEN VII AFFILIATES FUND L.P.

By	SRB Associates VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name:	John V. Jaggers
Title:	General Partner

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

If Individual:

Name:

Address:

Email:

If Entity:

Thomas S. Porter Restated Trust 11-14-05
(Name of Entity)

By:	/s/ Thomas S. Porter

Name:	Thomas S. Porter

Title:	Trustee

Address:

Email:

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
By:	VantagePoint Venture Associates IV, L.L.C.

By:	/s/ Alan E. Salzman
Alan E. Salzman, Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By:	VantagePoint Venture Associates IV, L.L.C.

By:	/s/ Alan E. Salzman
Alan E. Salzman, Managing Member

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
By:	VantagePoint Venture Associates IV, L.L.C.

By:	/s/ Alan E. Salzman
Alan E. Salzman, Managing Member

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

DONALD W. BROOKS

/s/ Donald W. Brooks

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

SPOUSAL CONSENT

The spouse of the Investor executing the foregoing Note Agreement (or the counterpart signature page above) is aware of, understands, and consents to the provisions of the Note Purchase Agreement and its binding effect upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with an Investor for any reason shall not have the effect of removing any shares of capital stock subject to the Note Purchase Agreement from the coverage of the Note Purchase Agreement and that his or her awareness, understanding, consent, and agreement is evidenced by his or her signature below

By:	/s/ Daniela Hozova
Name:	Daniela Hozova

SPOUSAL CONSENT TO NOTE PURCHASE AGREEMENT

INVESTORS:

GARY OTAKE

/s/ Gary Otake

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

INVESTORS:

NORTHGATE PARTNERS, A DELAWARE MUTIPLE SERIES LLC

/s/ Mark Harris
Mark Harris, Managing Member

Email	mn@northgate.com

COUNTERPART SIGNATURE PAGE TO XTERA

DECEMBER 2012 NOTE PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

Initial Closing – December 20, 2012

Investor		Notes Principal Amount

New Enterprise Associates 9, L.P.		$2,250,000.00
1954 Greenspring Drive
Suite 600
Timonium, MD 21093
Attn:	General Counsel – U.S.

New Enterprise Associates 10, L.P.		$250,000.00
1954 Greenspring Drive
Suite 600
Timonium, MD 21093
Attn:	General Counsel – U.S.

Wellcome Trust Investments		$2,500,000.00
2Unlimited
215 Euston Road
London NWI 2BE
United Kingdom

ARCH Venture Fund VI, L.P.		$1,000,000.00
8725 West Higgins Road, Suite 290
Chicago, IL 60631

Clifford H. Higgerson		$150,000.00
361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

TOTAL		$6,150,000.00

Additional Closing – January 31, 2013

Investor	Notes Principal Amount

James R. Adox	$50,000.00
3639 River Pines Drive
Ann Arbor, MI 48103

Stuart Barnes	$50,000.00
1, The Bramleys, Common Rd, Whiteparish
Salisbury, UK

Jeanne Ann Bayless	$667.36
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Jon W. Bayless, Jr.	$667.36
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Rebecca L.R. Bayless	$6,673.57
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Rebecca Bayless, Trustee for Christian A.R. Bayless Trust	$667.36
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Rebecca Bayless, Trustee for W. Andrew Bayless Trust	$667.36
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Hayden H. Harris Living Trust	$50,000.00
13875 Waters Road
Chelsea, MI 48118

Clifford H. Higgerson	$150,000.00
361 Lytton Avenue, 2nd Floor
Palo Alto, CA 94301

Russell Johnson	$50,000.00
277 Yulupa Avenue PMB 161
Santa Rosa, CA 95405

Jon W. Bayless, Separate Property	$69,145.66
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Investor	Notes Principal Amount

Newbury Ventures Cayman III, LP	$9,010.12
255 Shoreline Drive, Suite 250
Redwood Shores, CA 94065

Newbury Ventures Executives III, LP	$2,079.15
255 Shoreline Drive, Suite 250
Redwood Shores, CA 94065

Newbury Ventures III GmbH & Co. KG	$11,366.56
255 Shoreline Drive, Suite 250
Redwood Shores, CA 94065

Newbury Ventures III, LP	$32,297.61
255 Shoreline Drive, Suite 250
Redwood Shores, CA 94065

Rell Family Partners Limited	$50,000.00
3212 Baker Street
San Francisco, CA 94123

Sevin Rosen Fund VII L.P.	$481,500.00
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Sevin Rosen VII Affiliates Fund L.P.	$18,500.00
Two Galleria Tower, 13455 Noel Road, Suite 1670
Dallas, TX 75240

Thomas S. Porter Restated Trust dated 11-14-05	$50,000.00
10 Geddes Heights
Ann Arbor, MI 48104

VantagePoint Venture Partners IV (Q), LP	$2,265,000.00
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, LP	$226,750.00
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

VantagePoint Venture Partners IV, LP	$8,250.00
1001 Bayhill Drive, Suite 300
San Bruno, CA 94066

Investor	Notes Principal Amount

Donald W. Brooks	$350,000.00
3212 Lafayette Ave.
Austin, TX 78722

Gary Otake	$100,000.00
9728 Indian Canyon Drive
Plano, TX 75025

Northgate Partners, a Delaware Multiple Series LLC	$200,000.00
649 San Ramon Valley Boulevard
Danville, CA 94526

TOTAL	$4,233,242.10

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THIS NOTE OR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH NOTE OR SECURITIES, AS APPLICABLE, UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF COUNSEL FOR THE HOLDER, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBORDINATION AGREEMENT, BY AND AMONG SILICON VALLEY BANK AND THE HOLDER.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBORDINATION AGREEMENT, BY AND AMONG HORIZON FUNDING COMPANY LLC AND THE HOLDER.

XTERA COMMUNICATIONS, INC.

CONVERTIBLE PROMISSORY NOTE

$<<Amount>>	Allen, Texas	<<Date>>

FOR VALUE RECEIVED, the undersigned, Xtera Communications, Inc., a Delaware corporation, and its successors and assigns (the “Company”), promises to pay to the order of <<Holder>>, and its successors and permitted assigns (“Holder”), the principal sum of $<<Amount>>, together with interest from the date of advancement on the balance of this Note from time to time remaining unpaid at the rate of 6% per annum, both principal and interest being payable at the address designated in Section 12, or at such other place as Holder may from time to time designate in writing.

The principal of this Note shall mature and be due and payable on demand by the Requisite Holders at the earlier of (i) December 20, 2013 or (ii) an Event of Default (as defined in Section 3) (the “Maturity Date”).

This Note is one of a series of convertible promissory notes of the Company in the aggregate principal amount of up to $10,000,000 (the “Bridge Notes”) to be issued pursuant to the Note Purchase Agreement dated as of December 20, 2012, by and among the Company and the other parties named therein (the “Purchase Agreement”).

Section 1: OPTIONAL CONVERSION. At the option of the holders of at least two-thirds (2/3) of the outstanding principal and interest under the Bridge Notes (the “Requisite Holders”), this Note shall automatically convert into equity securities of the Company, on terms mutually agreed upon by the Requisite Holders and the Company at the time of such conversion.

Section 2: REPAYMENTS, APPLICATION OF PAYMENTS. This Note may be prepaid only with the prior written consent of the Requisite Holders, in accordance with the terms of this Section 2. This Note and the other Bridge Notes shall rank pari passu as to the payment of principal and interest. The Holder agrees that any payments or prepayments to the holders of this Note and the other Bridge Notes, whether principal, interest or otherwise, shall be made pro rata among the holders of this Note and the holders of the other Bridge Notes based upon the aggregate unpaid principal amount of this Note and the other Bridge Notes. By accepting this Note, the Holder agrees that if any holder of this Note or of any other Bridge Note obtains any payments (whether voluntary, involuntary, by prepayment, set-off or otherwise) of the principal or interest on this Note or any other Bridge Note in excess of such holder’s pro rata share of payments received by all holders of the Bridge Notes, such holder shall purchase from the other holders of Bridge Notes such portion of such notes held by them as is necessary to cause all such holders to share the excess payment ratably among each of them as provided in this Section 2.

Section 3: LIQUIDATION EVENT. Upon a Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation in effect on the date hereof), whether before, on or after the Maturity Date, this Note shall become immediately due and payable for an amount equal to (i) four (4) times unpaid principal balance of this Note plus (ii) all accrued but unpaid interest hereon.

Section 4: DEFAULT; REMEDIES.

(a) The Company shall be in default under this Note upon the happening of any condition or event set forth below (each, an “Event of Default”):

(i) the Company’s failure to pay any payment of principal or interest as and when due in accordance with the terms of this Note;

(ii) default by the Company in the punctual performance of any other obligation, covenant, term or provision contained in this Note, or the representations and warranties under the Purchase Agreement and such default shall continue unremedied for a period of 10 days or more after the Company’s receipt of notice of default from the Holder or any other holder of the Bridge Notes;

(iii) (A) the Company’s liquidation, dissolution, termination of existence, insolvency or business failure; the appointment of a receiver of all or any part of the property of the Company; (B) the Company commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; (C) the commencement of any proceeding under any bankruptcy or insolvency laws against the Company or any guarantor,

2

surety or endorser for the Company that results in the entry of an order for relief or that remains undismissed, undischarged or unbonded within 30 days of commencement; (D) the Company is unable to meet its debts as they become due, or (E) the Company suspends its operations other than in the ordinary course of business;

(iv) any default by the Company under any other material indebtedness, which default shall continue unremedied for a period of 10 days or more after the Company’s receipt of notice of default from the holder of such other material indebtedness;

(v) any judgment against the Company in excess of $100,000; or

(vi) any warranty, representation, financial statement or other information furnished to the Holder by or on behalf of the Company in connection with this Note, including, without limitation, those contained in the Purchase Agreement, proves to have been false in any material respect when made or furnished; and

(b) The entire unpaid principal balance of this Note and all accrued interest on such unpaid principal balance shall immediately be due and payable at the option of the Requisite Holders upon the occurrence of any one or more of the Events of Default and at any time after the occurrence of any one or more of the Events of Default.

Section 5: CUMULATIVE RIGHTS. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercises of such power or right or the exercise of any other power or right.

Section 6: WAIVER. The Company and all endorsers, sureties and guarantors of this Note waive demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate or notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit on this Note that may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder of this Note.

Section 7: ATTORNEYS’ FEES AND COSTS. In the event that this Note is collected in whole or in part through suit, arbitration, mediation, or other legal proceeding of any nature, then and in any such case there shall be added to the unpaid principal amount of this Note all reasonable costs and expenses of collection, including, without limitation, reasonable attorney’s fees.

Section 8: GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any conflicts of law provision or rule that would result in the application of the laws of any jurisdiction other than the State of Delaware.

Section 9: HEADINGS. The headings and captions used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note. All references in this Note to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Note and exhibits and schedules attached to this Note, all of which exhibits and schedules are incorporated in this Note by this reference.

3

Section 10: USURY. All agreements between the Company and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder of this Note for the use, forbearance or detention of the money to be loaned under this Agreement or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced by this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Company to the holder of this Note relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Company. In determining whether or not the interest paid or payable with respect to any indebtedness of the Company to the holder of this Note, under any specific contingency, exceeds the highest lawful rate, the Company and the holder of this Note shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term of such indebtedness, and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this Section shall control and supersede every other conflicting provision of all agreements between the Company and the holder of this Note. The Holder has been advised by the Company to seek the advice of an attorney and an accountant in connection with the issuance of this Note. The Company has had the opportunity to seek the advice of any attorney and accountant of the Company’s choice in connection with issuance of this Note.

Section 11: SUCCESSORS AND ASSIGNS. Subject to compliance with the terms of the Purchase Agreement and all applicable federal and state securities laws, this Note and all rights under this Note are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Note, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new notes. All of the stipulations, promises and agreements in this Note made by or on behalf of the Company shall bind the successors and assigns of the Company, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of the Holder.

4

Section 12: SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

Section 13: NOTICES. All notices, requests, consents, and other communications under this Note shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at 500 W. Bethany Drive, Suite 100, Allen, Texas 75013, Attention: Paul J. Colan, or at such other address or addresses as may have been furnished by giving five days advance written notice to all other parties, with a copy (which shall not constitute notice) to DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701, Attention: Samer Zabaneh.

If to a Holder, at its address set forth on Exhibit A of the Purchase Agreement, or at such other address or addresses as may have been furnished to the Company by giving five days advance written notice.

Notices provided in accordance with this Section 13 shall be deemed delivered upon personal delivery (including confirmed facsimile) or three business days after deposit in the mail.

Section 14: AMENDMENT. This Note may be amended as provided in the Purchase Agreement.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the undersigned has executed this Convertible Promissory Note on and as of the date first above written.

XTERA COMMUNICATIONS, INC.

By:
Paul J. Colan
Chief Financial Officer

XTERA COMMUNICATIONS, INC.

OMNIBUS AMENDMENT TO NOTE,

NOTE PURCHASE AGREEMENT AND

SECURITY AGREEMENT

This Omnibus Amendment (this “Amendment”) is entered into as of January 31, 2013, by and among Xtera Communications, Inc. (the “Company”) and the Investors (the “Investors”) of securities under the Note Purchase Agreement dated as of December 20, 2012, as amended (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS

WHEREAS, the Company sold Convertible Promissory Notes (the “Notes”) to certain Investors pursuant to the Purchase Agreement;

WHEREAS, in connection with the issuance of the Notes, the Company and the Investors entered into that certain Security Agreement, dated as of December 2012, by and among the Company and the Secured Parties listed therein (the “Security Agreement”);

WHEREAS, the Purchase Agreement and the Security Agreement provide that the Company may sell Notes up to an aggregate principal amount of $10,000,000;

WHEREAS, the Company and the Investors desire increase the aggregate principal amount of the Notes that may be sold under the Purchase Agreement by $200,000;

WHEREAS, pursuant to Section 6.10 of the Purchase Agreement, the Purchase Agreement and the Notes may be amended upon the written consent of (i) the Company, (ii) the Investors holding at least two-thirds (2/3) of the aggregate principal amount of the Notes (the “Requisite Holders”);

WHEREAS, pursuant to Section 6(i) of the Security Agreement, the Security Agreement may be amended upon the written consent of (i) the Debtor (as defined therein) and the Requisite Holders; and

WHEREAS, the parties hereto desire to amend the Notes, the Purchase Agreement and the Security Agreement as herein provided.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. The third paragraph of the Notes is hereby amended by replacing “$10,000,000” with “$10,200,000”.

2. The recital to the Purchase Agreement is hereby amended by replacing “$10,000,000” with “$10,200,000”.

3. Recital A to the Security Agreement is hereby amended by replacing “$10,000,000” with “$10,200,000”.

6. Except as set forth herein, all provisions of the Notes, Purchase Agreement and Security Agreement shall remain in full force and effect.

7. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment as of the date first written above.

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

WELLCOME TRUST INVESTMENTS 2 UNLIMITED

By:	/s/ Nick Moakes
Name: Nick Moakes
Title: Head of Public Markets

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, Limited Partnership Its General Partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

NEW ENTERPRISE ASSOCIATES 10, L.P.

By: NEA Partners 10, Limited Partnership
Its General Partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners VI, L.P. Its General Partner

By:	ARCH Venture Partners VI, LLC Its General Partner

By:	/s/ Clinton W. Bybee
Its Managing Director

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

Clifford H. Higgerson

/s/ Clifford H. Higgerson

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

XTERA COMMUNICATIONS, INC.

OMNIBUS AMENDMENT TO NOTE,

NOTE PURCHASE AGREEMENT AND

SECURITY AGREEMENT

This Omnibus Amendment (this “Amendment”) is entered into as of February 7, 2013, by and among Xtera Communications, Inc. (the “Company”) and the Investors (the “Investors”) of securities under the Note Purchase Agreement dated as of December 20, 2012, as amended (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS

WHEREAS, the Company sold Convertible Promissory Notes (the “Notes”) to certain Investors pursuant to the Purchase Agreement;

WHEREAS, in connection with the issuance of the Notes, the Company and the Investors entered into that certain Security Agreement, dated as of December 2012, by and among the Company and the Secured Parties listed therein, as amended (the “Security Agreement”);

WHEREAS, the Purchase Agreement and the Security Agreement provide that the Company may sell Notes up to an aggregate principal amount of $10,200,000;

WHEREAS, the Company and the Investors desire increase the aggregate principal amount of the Notes that may be sold under the Purchase Agreement by $200,000;

WHEREAS, pursuant to Section 6.10 of the Purchase Agreement, the Purchase Agreement and the Notes may be amended upon the written consent of (i) the Company, (ii) the Investors holding at least two-thirds (2/3) of the aggregate principal amount of the Notes (the “Requisite Holders”);

WHEREAS, pursuant to Section 6(i) of the Security Agreement, the Security Agreement may be amended upon the written consent of (i) the Debtor (as defined therein) and the Requisite Holders; and

WHEREAS, the parties hereto desire to amend the Notes, the Purchase Agreement and the Security Agreement as herein provided.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows, effective as of January 31, 2013:

1. The third paragraph of the Notes is hereby amended by replacing “$10,200,000” with “$10,400,000”.

2. The recital to the Purchase Agreement is hereby amended by replacing “$10,200,000” with “$10,400,000”.

3. Recital A to the Security Agreement is hereby amended by replacing “$10,200,000” with “$10,400,000”.

6. Except as set forth herein, all provisions of the Notes, Purchase Agreement and Security Agreement shall remain in full force and effect.

7. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment as of the date first written above.

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

WELLCOME TRUST INVESTMENTS 2 UNLIMITED

By:	/s/ Nick Moakes
Name: Nick Moakes
Title: Head of Public Markets

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

NEW ENTERPRISE ASSOCIATES 9, L.P.

By:	NEA Partners 9, Limited Partnership
Its General Partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Attorney in fact

NEW ENTERPRISE ASSOCIATES 10, L.P.

By:	NEA Partners 10, Limited Partnership
Its General Partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Attorney in fact

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners VI, L.P.
Its General Partner

By:	ARCH Venture Partners VI, LLC
Its General Partner

By:	/s/ Clinton W. Bybee
Its Managing Director

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

Clifford H. Higgerson

/s/ Clifford H. Higgerson

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

SEVIN ROSEN FUND VII L.P.

By:	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name: John V. Jaggers
Title: General Partner

SEVIN ROSEN VII AFFILIATES FUND L.P.

By	SRB ASSOCIATES VII L.P.,
Its General Partner

By:	/s/ John V. Jaggers
Name: John V. Jaggers
Title: General Partner

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

Jon W. Bayless

/s/ Jon W. Bayless

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV
(Q), L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV
PRINCIPALS FUND, L.P.
By: VantagePoint Venture Associates IV, L.L.C., its General Partner

By:	/s/ Alan E. Salzman
Name: Alan E. Salzman
Title: Managing Member

Counterpart Signature Page to Xtera

Omnibus Amendment to Notes, Note Purchase Agreement and Security Agreement